UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 13, 2024

Proterra Inc
(Exact name of registrant as specified in its charter)

Delaware	001-39546	90-2099565
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

504 Pennsylvania Avenue PO Box 2205 Greer, South Carolina 29652
(Address of principal executive offices, including zip code)

(303) 689-8855
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note:

As previously reported, on August 7, 2023, Proterra Inc, hereinafter known as Prodigy Investments Holdings, Inc. (the “Company”), and its subsidiary Proterra Operating Company, Inc. (“OpCo” and, collectively, the “Debtors”) filed voluntary petitions under Chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (such court, the “Bankruptcy Court” and such proceedings, the “Chapter 11 Cases”). The Chapter 11 Cases are currently jointly administered under the caption In re Proterra Inc, Case No. 23-11120 (BLS). On March 1, 2024, the Debtors filed the Fifth Amended Joint Chapter 11 Plan of Reorganization for Proterra Inc and its Debtor Affiliate (the “Plan”).

On March 5, 2024, the Bankruptcy Court held a hearing to consider confirmation of the Plan. On March 6, 2024, the Bankruptcy Court entered an order confirming the Plan (the “Confirmation Order”). A copy of the Confirmation Order, with a copy of the Plan as confirmed attached thereto, was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on March 8, 2024, and is hereby incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K (this “Form 8-K”). Capitalized terms used but not otherwise defined in this Form 8-K have the meanings given to them in the Plan and Confirmation Order.

On March 13, 2024 (the “Effective Date”), the conditions to the effectiveness of the Plan were satisfied or waived and the Debtors emerged from the Chapter 11 Cases.

Information regarding the assets and liabilities of the Company and its subsidiaries that was filed with the Bankruptcy Court may be found at www.kccllc.net/proterra and is incorporated herein by reference.

Item 1.02 Termination of Material Definitive Agreement.

Equity Interests

On the Effective Date, all of the existing shares of the Company’s common stock outstanding immediately before the Effective Date and all rights attaching or relating thereto were canceled and such equity interests were deemed to have no further force or effect.

Debt Instruments

Holders of First Lien Claims and Second Lien Convertible Notes Claims received the treatment provided for under the Plan with respect to such Claims, as set forth in greater detail below and in the Plan.

Except for the purpose of evidencing a right to a distribution under the Plan or as otherwise provided in the Plan, on the Effective Date, the obligations of the Debtors under the First Lien Documents and the Second Lien Convertible Notes Documents, stock certificates, book entries, and any other certificate, share, note, bond, indenture, purchase right, option, warrant, or other instrument or document, directly or indirectly, evidencing or creating any indebtedness or obligation of or ownership interest in the Debtors giving rise to any claim or interest (except such certificates, notes or other instruments or documents evidencing indebtedness or obligations of, or interests in, the Debtors that are specifically reinstated pursuant to the Plan) were cancelled, and the duties and obligations of all parties thereto were deemed satisfied in full, canceled, released, discharged, and of no force or effect.

Claims Treatment Under the Plan

In accordance with the Plan, holders of claims against and interests in the Debtors received the following treatment:

•	Other Secured Claims. Each holder of an Other Secured Claim received one of the following alternative treatments: (i) payment in full in cash; (ii) reinstatement of its Allowed Other Secured Claim; (iii) return of the collateral securing such Allowed Other Secured Claim; or (iv) such other treatment so as to render such Holder’s Allowed Other Secured Claim unimpaired pursuant to section 1124 of the Bankruptcy Code.

•	Other Priority Claims. Each holder of an Allowed Other Priority Claim received, at the option of the Debtors, and in consultation with the Committee (i) payment in full in cash, or (ii) otherwise receive treatment consistent with the provisions of section 1129(a)(9) of the Bankruptcy Code, payable on the later of (a) the Effective Date and (b) the first Distribution Date that is at least (30) days (or such fewer days as may be agreed by the Distribution Trustee in its sole discretion) after the date such Other Priority Claim is Allowed or, in each case, as soon as reasonably practicable thereafter and, if such payment is not made on the Effective Date, from the Distribution Trust.

•	First Lien Claims. Each holder of an Allowed First Lien Claim received cash in an amount equal to such Allowed First Lien Claim.

•	Second Lien Convertible Notes Claims. Each holder of a Second Lien Convertible Notes Claim received on account of its claims (after giving effect to certain claim reductions described in the Plan) (i) its Pro Rata allocation of all of the equity of Reorganized Proterra (“New Common Stock”) and (ii) cash in an amount equal to its Allowed Second Lien Convertible Notes Claims after giving effect to certain reductions on account of cure costs, working capital retained by Reorganized Proterra, and costs incurred in connection with establishing Reorganized Proterra as a standalone operating entity, each as set forth in more detail in the Plan.

•	General Unsecured Claims. Each holder of an Allowed General Unsecured Claim received its Pro Rata share of the Second Priority Distribution Trust Beneficiaries’ interests in the Distribution Trust.

•	Intercompany Claims. All Allowed Intercompany Claim were Reinstated or cancelled, released, and extinguished and without any distribution at the election of the Debtors with the prior written consent of the Second Lien Agent and the Committee (not to be unreasonably withheld or delayed).

•	Interests in OpCo. Each holder of an Interest in OpCo had such Interest in OpCo Reinstated.

•	Interests in the Company. Each holder of an Interest in the Company, including the Company’s common stock prior to emergence received no recovery or distribution on account of such Interests. Upon emergence, all such pre-emergence Interests in the Company, including the Company’s common stock will be cancelled and of no further force or effect.

Plan Support Agreement

On the Effective Date, that certain Second Amended and Restated Chapter 11 Plan Support Agreement entered into among the Debtors, the Official Committee of Unsecured Creditors appointed in the Chapter 11 Cases and Anthelion Prodigy Co-Investment LP, Anthelion I Prodigy Holdco LP, and Anthelion PRTA Co-Investment LP was automatically terminated pursuant to its terms.

Item 1.03 Bankruptcy or Receivership.

To the extent applicable, the information set forth in the Explanatory Note of this Form 8-K is hereby incorporated by reference herein.

On March 13, 2024, the Debtors filed a Notice of Occurrence of Effective Date as to the Company (the “Notice of Effective Date”) with the Bankruptcy Court. A copy of the Notice of Effective Date is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing description is a summary of the material terms of the Notice of Effective Date, does not purport to be complete and is qualified in its entirety by reference to the full text of the Notice of Effective Date filed as Exhibit 99.1 to this Form 8-K.

Distribution Trust

The Plan provides for the creation of the PTRA Distribution Trust (the “Distribution Trust”) for the benefit of the holders of certain Allowed Administrative Claims, Allowed Priority Tax Claims, Allowed Other Secured Claims, and Allowed Other Priority Claims and to holders of Allowed Class 5 General Unsecured Claims (collectively, the “Distribution Trust Beneficiaries”). The Distribution Trust was established to provide for distributions of the Distribution Trust Assets to the Distribution Trust Beneficiaries in accordance with the Plan and the Confirmation Order. The trustee for the Distribution Trust is Steven Balasiano. The trustee is required to oversee and administer the Distribution Trust and distribute the Distribution Trust Assets in accordance with the terms of the Distribution Trust Agreement and the Plan.

On the Effective Date, the Debtors funded the Distribution Trust with cash comprised of cash proceeds of sales of assets and cash on hand as of the Effective Date, in the total amount of approximately $80 million (portions of which amount shall fund reserves to be administered by the Distribution Trust as more fully set forth in the Plan).

Item 3.02 Unregistered Sales of Equity Securities.

On the Effective Date, New Organizational Documents of the Company became effective, authorizing the issuance of shares of common stock, par value $0.0001 per share (the “New Common Stock”), representing 100% of the equity interests in the Company. In accordance with the foregoing, on the Effective Date, the Company, as reorganized on the Effective Date in accordance with the Plan, issued the New Common Stock. The shares of New Common Stock issued pursuant to the Plan were issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) provided by section 1145 of the Bankruptcy Code.

On the Effective Date, pursuant to the Plan, 1,000,000 shares of New Common Stock were issued pro rata to holders of the Second Lien Convertible Notes Claims in partial exchange for the cancellation of the Second Lien Convertible Notes.

As of the Effective Date, 1,000,000 shares of New Common Stock were issued and outstanding, all of which were issued in transactions not involving an underwriter pursuant to and in accordance with an exemption from registration under the Securities Act.

Item 3.03 Material Modifications to Rights of Security Holders.

Except as otherwise provided in the Plan and related documentation, all notes, equity, agreements, instruments, certificates and other documents evidencing any claim against or interest in the Debtors (except such certificates, notes or other instruments or documents evidencing indebtedness or obligations of, or interests in, the Debtors that are specifically reinstated pursuant to the Plan) were cancelled on the Effective Date and the obligations of the Debtors thereunder or in any way related thereto were released and discharged. The securities cancelled on the Effective Date include all of the Second Lien Convertible Notes and equity interests in the Company. The information set forth in the explanatory note and Items 1.02, 1.03, 3.02, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

On the Effective Date, all of the Second Lien Convertible Notes Claims and equity interests in the Company were cancelled. In respect of the cancellation of the Second Lien Convertible Notes Claims and pursuant to the Plan and related documentation, on the Effective Date, any holder of the Second Lien Convertible Notes immediately prior to the Effective Date shall receive a pro rata portion of the New Common Stock such that 100% of the equity of Reorganized Proterra will be held by the prior holders of the Second Lien Convertible Notes. For further information, see Items 1.02, 1.03, 3.02 and 5.02 of this Form 8-K, which are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Officers

On the Effective Date, the Debtors’ officers, including Mr. Gareth T. Joyce, Chief Executive Officer and President of the Company, and Mr. Justin Derek Pugh, Acting Chief Financial Officer of the Company, were replaced pursuant to the Plan by the Reorganized Debtors’ new officers, each effective as of March 13, 2024.

Departure of Directors

The Plan provides that the term of the current members of the board of directors of the Company shall have expired on the Effective Date. Each of the Company’s directors, Jan. R. Hauser, Gareth T. Joyce, Michael D. Smith, Mary Louise Krakaeur, Roger M. Nielsen, Jeannine P. Sargent, Brook F. Porter and Constance E. Skidmore ceased to be directors of the Company on the Effective Date.

Appointment of Directors

As of the Effective Date, the board of directors of the Company (the “Board”) consists of the following five directors who were appointed: Vusal Najafov, Ewa Kozicz, Artem Mariychin, Michelle Barone, and Jordan Jaffe. Such appointments were made pursuant to the Plan without any requirement of further action by the stockholders or directors of the Company.

Vusal Najafov

Mr. Najafov is a co-Founder of Anthelion Capital and oversees strategy, investment selection and portfolio construction for the firm. He is currently on the Board of Directors of ecoATM and GreyOrange. Previously Mr. Najafov was a Board Observer for the Company. Mr. Najafov has twenty-two years of experience investing across sectors and asset classes, including significant expertise in energy, transport, and financial services.

Since 2001, Mr. Najafov has managed capital for Enron, Goldman Sachs’ Principal Strategies Group, Highbridge Capital, Millennium, and Indus Capital. He is experienced at developing and building risk and valuation technologies, which he has implemented at previous firms including Goldman Sachs and Highbridge Capital to build investment businesses and manage cross-asset-class portfolios. Mr. Najafov helped to build a credit investment business at Goldman Sachs and headed Capital Structure Opportunities business at Highbridge Capital. He focused on commercializing key macro trends including oil/commodity super-cycle (2002-2004), financial crisis and recovery (2006-2010), energy infrastructure boom (2012-2013), oil collapse (2014-2015), and solar energy growth (2012-today).

Mr. Najafov holds a BBA with honors in finance from Texas Tech University where he graduated summa cum laude. He also earned an MBA with honors from the Wharton School, the University of Pennsylvania where he majored in statistics, finance and strategic management.

Ewa Kozicz

Ms. Kozicz is a co-Founder of Anthelion Capital and oversees strategy, investment selection and portfolio construction for the firm. She is currently on the Board of Directors of ecoATM and quip. Ms. Kozicz has more than twenty-five years of investment experience across sectors and asset classes, including significant expertise in agriculture, industrials and financial services. Before partnering with Vusal Najafov to develop the Sustainable Investments strategy, Ms. Kozicz held various executive and leadership positions at BlackRock. She joined BlackRock as Head of US Strategy and Corporate Development, helping the firm execute on several acquisitions and joint ventures, as well as helping management develop the firm’s Alternatives business strategy. Ms. Kozicz also led the firm’s efforts to structure, fundraise capital and launch an innovative $1 billion insurance company, ABR Re. Ms. Kozicz managed ABR Re’s investments which span across private credit, equity and real assets.

Prior to joining BlackRock, Ms. Kozicz spent ten years at Goldman Sachs, starting as a financial institutions investment banker before moving to the Goldman Sachs Principal Strategies Group to manage the firm’s capital across various strategies. She has also worked at Caxton Associates as an equity Portfolio Manager. Ms. Kozicz started her career in investment banking at Credit Suisse First Boston in the Financial Institutions Group where she was focused on advising insurance companies.

Ms. Kozicz has an MBA from Columbia Business School and a BA in Economics and Math from Columbia College.

Artem Mariychin

Mr. Mariychin is Managing Director and Head of Data Science for Anthelion Capital. He has over a decade of investment, operational, and data science experience across sectors and asset classes, including significant expertise in technology, energy, and consumer. He is currently a member of the Board of Directors of quip and Bevi. Prior to joining Anthelion, Mr. Mariychin was the founder and CEO of Zodiac, a predictive data analytics company that helped brands improve strategic decision-making and business operations. Zodiac was acquired by Nike, where Mr. Mariychin led Nike’s Consumer Data Science efforts as the company shifted strategic focus towards direct to consumer. Prior to founding Zodiac, Mr. Mariychin was an investor at Goldman Sachs, Highbridge Capital, 3G Capital, and Perry Creek Capital where he focused on identifying investment opportunities arising from industries undergoing structural change, companies facing complex situations, and disruptive technologies. Throughout his career, Mr. Mariychin has combined statistical and quantitative analysis of granular data with deep fundamental research to understand investment opportunities, financial strategy, and business operations.

Mr. Mariychin graduated summa cum laude from the University of Pennsylvania, completing the Roy Vagelos Program in Life Sciences and Management. As part of the dual degree program, he received a BS in Economics from the Wharton School with concentrations in Finance, Statistics, and Operations & Information Management and a BA with Distinction in Biology from the College of Arts & Sciences.

Michelle Barone

Mrs. Barone serves as Chief Operating Officer and Chief Financial Officer for Anthelion Capital. Michelle has over 23 years of experience including 16 years as a COO in the asset management space with a focus of launching and operating new funds within the private and public equity space. Prior to Anthelion, Michelle served as COO for Kinetic Partners. Before that, Michelle was the first COO of Global Atlantic’s (formerly part of Goldman Sachs, acquired by KKR) reinsurance platform and joined to create and manage the infrastructure of their first fund. Prior to this, Michelle spent 13 years at Goldman Sachs Investment Partners (GSIP, a part of GSAM) as COO where she was responsible for overseeing strategy, new product development, operations, finance, legal, investor relations, HR, and technology. During her time at GSIP she structured, launched and then managed several new investment strategies (PE, VC, event driven, public long/short, liquid alternatives, SPACs).

In addition to her COO responsibilities, Michelle served on private company boards, GSIP’s private investment committee, and served as GSIP’s head of capital markets leading employee tenders for several large private companies. Prior to GSIP, Michelle spent time as a fundamental research analyst at Alphadyne Asset Management and as a fixed income sales-trader at Goldman Sachs.

Ms. Barone holds a BS in Applied Mathematics from Columbia University and serves on the Board of Trustees of the Education Alliance.

Jordan Jaffe

Mr. Jaffe is a Vice President at Anthelion Capital. Mr. Jaffe's responsibilities include the sourcing, valuation, structuring and management of investments across all sustainable sectors. He is currently a member of the Board of Directors of quip and is a Board Observer for Bevi. Previously, Mr. Jaffe worked as an Associate on the Private Equity team at APG Asset Management, where he was responsible for evaluating investment opportunities across numerous sectors and monitoring existing portfolio company performance. Prior to that, Mr. Jaffe was an Investment Banking Analyst in the Financial Sponsors group at Guggenheim Securities, where he assisted private equity funds on a variety of M&A and financing transactions.

Mr. Jaffe holds a BS in Economics from the Wharton School and a BS in Nursing from the School of Nursing at the University of Pennsylvania.

There are no other arrangements or understandings between the directors of the Board and any other persons pursuant to which he or she was appointed as a member of the Board. None of the directors of the Board have any family relationship with any director or executive officer of the Company. There is no relationship between any director of the Board and the Company that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Appointment of Officers

As of the Effective Date, Ewa Kozicz was appointed as President, Secretary, and Treasurer. Such appointment was made pursuant to the Plan without any requirement of further action by the stockholders or directors of the Company.

Ewa Kozicz

Ms. Kozicz will serve as President, Secretary, and Treasurer of the Company. Ms. Kozicz’s professional qualifications and experience are described above.

None of the executive officers listed above have any family relationship with any director or executive officer of the Company. There have been no transactions in which the Company has participated and in which the officers listed above had a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

Termination of the Equity Incentive Plans

As of the Effective Date, in connection with emergence and cancellation of all of the existing shares of the Company’s common stock described under Items 1.02 and 3.03, all outstanding equity-based awards under the Proterra Inc 2021 Equity Incentive Plan (the “Equity Incentive Plan”), the Proterra Inc 2021 Employee Stock Purchase Plan (the “ESPP”) and the Proterra Inc 2010 Equity Incentive Plan (the “2010 Plan”, and, collectively with the Equity Incentive Plan, the ESPP and the 2010 Plan, the “Equity Plans”) were automatically cancelled without consideration and the Equity Plans are of no further force and effect with respect to any equity-based awards thereunder.

As of the Effective Date, securities were no longer offered under the Equity Plans.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Effective Date, pursuant to the terms of the Plan, the Company filed the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”) with the office of the Secretary of State of Delaware. Also on the Effective Date, and pursuant to the terms of the Plan, the Company adopted the Amended and Restated Bylaws of the Company (the “Bylaws”).

A description of the material changes from the Company’s prior certificate of incorporation (the “Prior Certificate”) and bylaws (the “Prior Bylaws”) is set forth below. Additionally, the General Corporation Law of the State of Delaware (the “DGCL”) may contain provisions that affect the capital stock of the Company.

The material differences between the Certificate of Incorporation and the Prior Certificate include the following:

•	The Certificate of Incorporation provides that the authorized share capital of the Company is 1,000,000 shares of New Common Stock. The Prior Certificate provide that authorized share capital of the Company was 510,000,000 shares, consisting of 500,000,000 shares of common stock and 10,000,000 shares of preferred stock.
•	The Certificate of Incorporation prohibits the Company from issuing non-voting equity securities to the extent provided by Section 1123(a)(6) of the Bankruptcy Code, provided that such restriction (i) only applies to the extent required under Section 1123(a)(6) of the Bankruptcy Code, (ii) only for so long as Section 1123 of the Bankruptcy Code is in effect and applicable to the Company and (iii) may be amended or eliminated in accordance with applicable law as from time to time may be in effect. The Prior Certificate did not contain a comparable provision.
•	The Certificate of Incorporation has additional indemnification provisions and advancement of expenses provisions for directors and officers of the Company.
•	The Certificate of Incorporation provides that the Company, to the maximum extent permitted under applicable law, renounces any interest or expectancy in business opportunities presented to (i) Majority Holder (as defined in the Certificate of Incorporation) and its affiliates and (ii) non-employee directors of the Company and their affiliates (including with respect to any non-employee director who serves as an officer of the Company, in both his or her director and officer capacities) except such opportunities that are specifically presented to any such Major Holder or director for the Company’s benefit in such Major Holder’s or director’s capacity as a stockholder or director of the Company, and acknowledges the rights of such individuals to compete with the Company and have and make investments in and relationships with competing businesses. The Prior Certificate did not contain a comparable provision.

The material differences between the Bylaws and the Prior Bylaws include the following:

•	Removal of provisions related to nominations or other business to be brought before an annual meeting by stockholders in the Bylaws.
•	The affirmative vote of at least 80% of the voting power of all of the then outstanding shares of capital stock of the Company will be required to amend the Bylaws. Prior Bylaws provided that the affirmative vote of at least two-thirds of the voting power of all of the then-outstanding shares of the capital stock of the Company was required to amend the Prior Bylaws.

The foregoing descriptions of the Certificate of Incorporation and the Bylaws do not purport to be complete and are qualified in their entirety by reference to the full texts of the Certificate of Incorporation and the Bylaws, which are attached as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and incorporated by reference herein.

Item 8.01 Other Events.

Deregistration of Securities and Suspension of SEC Reporting Obligations

In conjunction with its emergence from Chapter 11 Cases, the Company filed a post-effective amendments to each of its Registration Statements on Form S-8 with the Securities and Exchange Commission (the “SEC”) on March 1, 2024.

On the Effective Date, the Company filed a Form 15 with the SEC deregistering the Company’s common stock pursuant to Rule 12g-4(a)(1) under the Exchange Act. Upon filing the Form 15, the Company’s obligations to file certain reports and forms with the SEC, including Forms 10-K, 10-Q and 8-K, were immediately suspended. The Company intends to immediately cease filing any further periodic or current reports under the Exchange Act.

Cautionary Note to Holders of the Common Stock

As a result of the Plan becoming effective, all of the Company’s equity interests, consisting of outstanding shares of common stock of the Company and related rights to receive or purchase shares of common stock, were cancelled on the Effective Date without consideration and have no value.

No shares of New Common Stock will be reserved for future issuance in respect of claims and interests filed and allowed under the Plan or pursuant to the exercise of any rights, options or other obligations of the Company to issue its common stock.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
2.1	Confirmation Order, dated March 6, 2024 (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on March 8, 2024).

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

99.1	Notice of Occurrence of Effective Date as to the Company.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2024

PROTERRA INC

By:	/s/ Ewa Kosicz
	Name:	Ewa Kosicz
	Title:	President, Secretary, Treasurer